Life360, Inc. | ARBN 629 412 942 | 539 Bryant St, Suite 402, San Francisco, CA 94107 | investors.life360.com Page 1 Note: all references to $ are to US$ ASX ANNOUNCEMENT 13 January 2023 Life360 announces further acceleration of Path to Profitability • Continued strong CY22 Q4 momentum, especially in Membership, with core Life360 subscription revenue (excluding Tile and Jiobit) growth exceeding 54%, in line with guidance • Confirmation of year end cash position meeting guidance, with cash balance of $90 million at 31 December 2022, adjusted for $32 million of net placement proceeds • CY22 revenue and Adjusted EBITDA expected to meet lower end of guidance • Resumption of normalized growth and churn patterns since completion of iOS price changes in mid-December • Organizational restructure announced, bringing forward by a quarter positive Adjusted EBITDA and Operating Cash Flow to CY23 Q2 • Leaner organizational structure expected to streamline Life360’s ability to deliver on core opportunities in CY23, including Tile bundling and international expansion • CY23 total revenue growth currently expected in the range of 35% YoY. Positive Operating Cash Flow and positive Adjusted EBITDA1 is expected for the full year CY23 San Francisco-based Life360, Inc. (Life360 or the Company) (ASX: 360) today confirms continued strong CY22 Q4 momentum, and announces an accelerated plan to achieve positive operating cash flow and Adjusted EBITDA. A workforce restructure announced today, and implemented following completion of the full operational merger of Jiobit, Tile and Life360 in CY22, enables the streamlining of operations of the consolidated business units to drive lower operating expenses, and a sharpened focus on the Company‘s key strategic product initiatives to enhance our leadership in family safety and security. Together with continuing strong subscription revenues, the restructure is expected to deliver positive Operating Cash Flow and Adjusted EBITDA from CY23 Q2, a quarter earlier than previously announced, with positive Operating Cash Flow and Adjusted EBITDA for full year CY23. The restructure will result in an approximately 14% reduction of the company's workforce. Cash restructuring charges primarily related to employee transition and severance costs are estimated to be approximately $4 million, and will primarily be incurred in CY23 Q1. The reduction in headcount is expected to result in annualized cost savings in excess of $15 million. This restructure will streamline Life360’s ability to deliver on core opportunities in CY23 including Tile bundling and a focus on international expansion starting with the launch of the full membership offering in the UK market anticipated in CY23 H2. Life360 CEO and Co-Founder Chris Hulls said: “We stated in our recent CY22 Q3 earnings announcement that, in response to current market conditions, we were accelerating our path to profitability; the restructure that we are announcing today will enable us to bring forward by a quarter the achievement of positive operating cash flow and Adjusted EBITDA to CY23 Q2. Today’s restructuring is designed to benefit the most important areas of our business – our product enhancements continue to deliver very strong growth from new and existing members. We believe these changes will also enable us to realize additional business efficiencies and reduced operating expenses.

Life360, Inc. | ARBN 629 412 942 | 539 Bryant St, Suite 402, San Francisco, CA 94107 | investors.life360.com Page 2 “Life360 ended CY22 strongly, with Global MAU of 48.6m, up 37% YoY, together with a significant uplift in post-Christmas registrations. Total Paying Circles of 1.5m were in line with our previous guidance despite the significant price increases implemented during Q4, with churn levels in line with management's expectations, further demonstrating the resilience of our subscriber base. Pleasingly, we have seen a resumption of normalized growth and churn since the completion of iOS price changes in mid-December. Core Life360 subscription revenue (excluding Tile and Jiobit) growth exceeded 54%, in line with guidance. While hardware revenues stabilized with some encouraging trends in online sales and re-ordering, they remained impacted by retail head winds, including a significant destocking of sales channels resulting in lower orders through most of Q4. We see these historically low inventory levels as an opportunity as we move into the CY23 sales cycle. Management’s expectations are that both Revenue and Adjusted EBITDA will be in the lower end range of previously issued guidance. “Restricted and unrestricted cash balance at 31 December 2022 was $90 million – in line with previous guidance of $55-60 million, adjusted for the net funds received from the Q4 capital raise (net of cost) of $32 million.” Mr Hulls concluded “We are moving into 2023 in a very strong position to pursue our global growth agenda, with significant upside opportunity from the launch of the bundled hardware subscription in Q1, a strong balance sheet and an accelerated trajectory to profitability.” Life360 will provide further information on its CY22 performance with the full reporting of CY22 results on 17 March 2023 AEDT (16 March PT). Full CY23 guidance will be provided at that time; however due to strong operating momentum the Company currently expects CY23 total revenue growth in the range of 35% (higher excluding hardware). Additionally, we expect positive Operating Cash Flow and Adjusted EBITDA for the CY23 year. Authorisation Chris Hulls, Director, Co-Founder and Chief Executive Officer of Life360 authorised this announcement being given to ASX. About Life360 Life360 operates a platform for today's busy families, bringing them closer together by helping them better know, communicate with, and protect the pets, people and things they care about most. The Company's core offering, the Life360 mobile app, is a market leading app for families, with features that range from communications to driving safety and location sharing. Life360 is based in San Francisco and had approximately 47.0 million monthly active users (MAU) as of September 30, 2022, located in more than 150 countries. For more information, please visit life360.com. Tile, a Life360 company, locates millions of unique items every day by giving everything the power of smart location. Leveraging its superior nearby finding features and vast community that spans over 150 countries, Tile’s cloud-based finding platform helps people find the things that matter to them most. In addition to trackers in multiple form factors for a variety of use cases, Tile’s finding technology is embedded in over 55 partner products across audio, travel, wearables, smart home, and PC categories. For more information, please visit Tile.com. Contacts For Australian investor enquiries: For Australian media enquiries: Jolanta Masojada, +61 417 261 367 Giles Rafferty, +61 481 467 903 jmasojada@life360.com grafferty@firstadvisers.com.au For U.S. investors For U.S. media inquiries: investors@life360.com press@life360.com

Life360, Inc. | ARBN 629 412 942 | 539 Bryant St, Suite 402, San Francisco, CA 94107 | investors.life360.com Page 3 Life360’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs, have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future except in very limited circumstances until after the end of the restricted period, unless the re-sale of the CDIs is registered under the Securities Act or an exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act. 1. See the Non-GAAP Financial Measures section below for a definition of Adjusted EBITDA and the use of this non-GAAP financial measure. In regards to forward looking non-GAAP guidance, we are not able to reconcile the forward-looking non-GAAP Adjusted EBITDA measure to the closest corresponding GAAP measure without unreasonable efforts because we are unable to predict the ultimate outcome of certain significant items, which are fluid and unpredictable in nature. In addition, the company believes such a reconciliation would imply a degree of precision that may be confusing or misleading to investors. These items include, but are not limited to, litigation costs, convertible notes and derivative liability fair value adjustments, and gain on revaluation of contingent consideration. Financial information, future performance and forward-looking statements The information in this announcement is preliminary, unaudited, and subject to the Company’s normal quarter and year-end accounting procedures and external audit by the Company’s independent registered public accounting firm. The information in this announcement does not present all information necessary for an understanding of the Company’s results of operations for the fiscal year ended 31 December 2022 and should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). The audit of the Company’s financial statements for the year ended 31 December 2022 is ongoing and could result in changes to the information in this announcement. This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Life360 intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements includee statements regarding Life360’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Life360’s expectations with respect to the financial and operating performance of its business, including revenue, loss and margin expectations, operating cash flow, Adjusted EBITDA and the acceleration of its path to profitability, its capital position, future growth, subscriber churn and estimated expenses to be incurred in connection with the Company’s planned workforce reduction and other statements related to the planned workforce reduction. The words “anticipate”, “believe”, “expect”, “project”, “predict”, “will”, “forecast”, “estimate”, “likely”, “intend”, “outlook”, “should”, “could”, “may”, “target”, “plan” and other similar expressions can generally be used to identify forward-looking statements. Indications of, and guidance or outlook on, future earnings or financial position or performance are also forward- looking statements. Investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. There is a risk that such predictions, forecasts, projections and other forward-looking statements will not be achieved. Subject to any continuing obligations under applicable law, Life360 does not undertake any obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date of this announcement, to reflect any change in expectations in relation to any forward-looking statements or any change in events, conditions or circumstances on which any such statements are based. Although Life360 believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, Life360 can give no assurance that such expectations and assumptions will prove to be correct and actual results may vary in a materially positive or negative manner. They are subject to known and unknown risks, uncertainty, assumptions and contingencies, many of which are outside Life360’s control, and are based on estimates and assumptions that are subject to change and may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from those in the forward- looking statements include risks related to the preliminary nature of financial results, which are subject to Life360’s normal quarter and year-end accounting procedures and external audit by the Company’s independent public accounting firm, risks related to the Company’s business, market risks, the Company’s need for additional capital, and the risk that the Company’s products and services may not perform as expected, as described in greater detail under the heading “Risk Factors” in the Company’s ASX filings, Form 10 Registration Statement filed with the Securities and Exchange Commission (“SEC”) on 26 April 2022, as amended by Amendment No. 1 filed on 13 June 2022 and Amendment No. 2 filed on 5 July 2022, and effective as of 27 June 2022, and subsequent reports filed with the SEC. To the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements whether as a result of new information, future events or results or otherwise is disclaimed. This announcement should not be relied upon as a recommendation or forecast by Life360. Past performance information given in this document is given for illustrative purposes only and is not necessarily a guide to future performance and no representation or warranty is made by any person as to the likelihood of achievement or reasonableness of any forward-looking statements, forecast financial information, future share price performance or any underlying assumptions. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of Life360.

Life360, Inc. | ARBN 629 412 942 | 539 Bryant St, Suite 402, San Francisco, CA 94107 | investors.life360.com Page 4 Non-GAAP Financial Measures We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance. In addition to total revenue, Net Loss and other results under GAAP, we utilize non-GAAP calculations of earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"). EBITDA is defined as Net Loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization and (iv) other income (expense). Adjusted EBITDA is defined as Net Loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization, (iv) other income (expense), (v) stock-based compensation, (vi) costs related to filing our Registration Statement on Form 10 filed with the Securities and Exchange Commission on April 26, 2022, as amended by Amendment No. 1 filed on June 13, 2022 and Amendment No. 2 filed on July 5, 2022, and effective as of June 27, 2022 ("Form 10"), (vii) acquisition and integration costs, and (viii) gain on revaluation of contingent consideration. In 2023, we also expect Adjusted EBITDA to exclude the costs associated with the restructure described above. The above items are excluded from EBITDA and Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we disclose EBITDA and Adjusted EBITDA because they are key measurements used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider these non-GAAP financial measures in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, Net Loss and our other GAAP results.